UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 10, 2008
TUMBLEWEED COMMUNICATIONS CORP.
(Exact name of registrant as specified in its charter)
Delaware	000-26223	94-3336053
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
700 Saginaw Drive, Redwood City, California		94063
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code		(650) 216-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On June 10, 2008, James P. Scullion, Chairman of the Board of Directors and Chief Executive Officer of Tumbleweed Communications Corp. ("Tumbleweed"), gave a slide presentation (the "Presentation"), furnished hereto as Exhibit 99.1, at Tumbleweed's 2008 Annual Meeting of Stockholders.

Tumbleweed does not undertake any obligation to correct the Presentation, disclaim the accuracy of the Presentation, or update the Presentation in the future should the facts change.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits

99.1	Slide presentation entitled "Annual Shareholder Meeting," dated June 10, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUMBLEWEED COMMUNICATIONS CORP.

	By:	/s/ James J. MacDonald
	Name:	James J. MacDonald
	Title:	Vice President & Deputy General Counsel

Date: June 10, 2008

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
99.1	Slide presentation entitled "Annual Shareholder Meeting," dated June 10, 2008.